Exhibit 99.1

FOR IMMEDIATE RELEASE
Harmonic Announces Second Quarter 2014 Results
SAN JOSE, Calif.-July 28, 2014-Harmonic Inc. (NASDAQ: HLIT), the worldwide leader in video delivery infrastructure, announced today unaudited results for the second quarter of 2014 which are in line with the preliminary results disclosed in the Company’s press release dated July 14, 2014.
Net revenue for the second quarter of 2014 was $109.6 million, compared with $108.0 million for the first quarter of 2014 and $117.1 million for the second quarter of 2013. As previously announced, revenue for the second quarter of 2014 was adversely impacted by a global slowdown in the Company's video products business, particularly in EMEA and among North American Broadcast and Media customers, partially offset by demand for the Company's cable edge products.
Bookings for the second quarter of 2014 were $113.4 million, compared with $126.3 million for both the first quarter of 2014 and the second quarter of 2013.
Total backlog and deferred revenue was $132.1 million as of June 27, 2014, compared to $126.4 million as of March 28, 2014.
GAAP net loss from continuing operations for the second quarter of 2014 was $37.1 million, or $(0.39) per diluted share, compared with a GAAP net loss from continuing operations for the first quarter of 2014 of $5.4 million, or $(0.06) per diluted share, and a GAAP net loss of $3.4 million from continuing operations, or $(0.03) per diluted share, for the second quarter of 2013. In the second quarter of 2014, Harmonic recorded a $24.5 million tax charge associated with a higher valuation allowance. The valuation allowance was a result of a history of operating losses in recent years that has led to uncertainty with respect to the Company’s ability to realize certain of its net deferred tax assets.
Non-GAAP net income from continuing operations for the second quarter of 2014 was $1.8 million, or $0.02 per diluted share, compared with non-GAAP net income of $2.8 million from continuing operations, or $0.03 per diluted share, for the first quarter of 2014, and a non-GAAP net income of $5.6 million from continuing operations, or $0.05 per diluted share, for the second quarter of 2013. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
GAAP gross margin was 45.5% and GAAP operating margin was (7.9)% for the second quarter of 2014, compared with 48.4% and (6.7)%, respectively, for the first quarter of 2014, and 49.4% and (3.9)%, respectively, for the same period in 2013.
Non-GAAP gross margin was 50.1% and non-GAAP operating margin was 2.2% for the second quarter of 2014, compared with 53.3% and 3.2%, respectively, for the first quarter of 2014, and 54.1% and 6.2%, respectively, for the same period in 2013. See “Use of Non-GAAP Financial Measures” and “GAAP to Non-GAAP Reconciliations” below.
Total cash, cash equivalents and short-term investments were $134.4 million at the end of the second quarter of 2014, down $13.3 million from $147.7 million at the end of the prior quarter. In the second quarter of 2014, the Company generated approximately $15.5 million of cash from operations, and used approximately $25.7 million to repurchase approximately 3.6 million shares of common stock under its share repurchase program.

Conference Call Information
Harmonic does not intend to hold a conference call to discuss its second quarter results. Harmonic held its conference call on July 14, 2014 to discuss its preliminary results and a webcast of the conference call is available at the Company's website at www.harmonicinc.com until July 14, 2015.
About Harmonic Inc.
Harmonic (NASDAQ: HLIT) is the worldwide leader in video delivery infrastructure for emerging television and video services. The Company's production-ready innovation enables content and service providers to efficiently create, prepare, and deliver differentiated services for television and new media video platforms. More information is available at www.harmonicinc.com.
Legal Notice Regarding Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements related to our expectations regarding: our final results for the second quarter ended June 27, 2014 and our expectations concerning quarter-on-quarter growth. Our expectations regarding these matters may not materialize, and actual results in future periods are subject to risks and uncertainties that could cause actual results to differ materially from those projected. These risks include the possibility, in no particular order, that: the trends toward more high-definition, on-demand and anytime, anywhere video will not continue to develop at its current pace or will expire; the possibility that our products will not generate sales that are commensurate with our expectations or that our cost of revenue or operating expenses may exceed our expectations; the mix of products and services sold in various geographies and the effect it has on gross margins; delays or decreases in capital spending in the cable, satellite and telco and broadcast and media industries; customer concentration and consolidation; the impact of general economic conditions on our sales and operations; our ability to develop new and enhanced products in a timely manner and market acceptance of our new or existing products; losses of one or more key customers; risks associated with our international operations, including in Ukraine; risks associated with our CCAP product initiative, dependence on market acceptance of several broadband services, on the adoption of new broadband technologies and on broadband industry trends; inventory management; the lack of timely availability of parts or raw materials necessary to produce our products; the impact of increases in the prices of raw materials and oil; the effect of competition, on both revenue and gross margins; difficulties associated with rapid technological changes in our markets; risks associated with unpredictable sales cycles; our dependence on contract manufacturers and sole or limited source suppliers; the effect on our business of natural disasters; and the risk that our share repurchase program will not continue to result in material purchases of our common stock. The forward-looking statements contained in this press release are also subject to other risks and uncertainties, including those more fully described in Harmonic's filings with the Securities and Exchange Commission, including our most recent Annual Report on Form 10-K for the year ended December 31, 2013, our Quarterly Report on Form 10-Q for the quarter ended March 28, 2014, and our Current Reports on Form 8-K. The forward-looking statements in this press release are based on information available to the Company as of the date hereof, and Harmonic disclaims any obligation to update any forward-looking statements.

Use of Non-GAAP Financial Measures
In establishing operating budgets, managing its business performance, and setting internal measurement targets, we exclude a number of items required by GAAP. Management believes that these accounting charges and credits, most of which are non-cash or non-recurring in nature, are not useful in managing its operations and business. Historically, the Company has also publicly presented these supplemental non-GAAP measures in order to assist the investment community to see the Company “through the eyes of management,” and thereby enhance understanding of its operating performance. The non-GAAP measures presented here are gross margin, operating expenses, income (loss) from operations, net income (loss); including those amounts as a percentage of revenue, and net income (loss) per diluted share. The presentation of non-GAAP information is not intended to be considered in isolation or as a substitute for results prepared in accordance with GAAP, and is not necessarily comparable to non-GAAP results published by other companies. A reconciliation of the historical non-GAAP financial measures discussed in this press release to the most directly comparable historical GAAP financial measures is included with the financial statements provided with this press release. The non-GAAP adjustments described below have historically been excluded from our GAAP financial measures. These adjustments are restructuring and related charges and non-cash items, such as stock-based compensation expense, amortization of intangibles, and adjustments that normalize the tax rate. The effects of stock-based compensation expense specific to common stock options are directly impacted by unpredictable fluctuations in our stock price. We expect the variability of the above charges to have a significant impact on our GAAP financial results.
CONTACTS:

Carolyn V. Aver	Blair King
Chief Financial Officer	Investor Relations
Harmonic Inc.	Harmonic Inc.
+1.408.542.2500	+1.408.490.6172

Harmonic Inc.
Condensed Consolidated Balance Sheets
(Unaudited)

	June 27, 2014	December 31, 2013
	(In thousands, except par value amounts)
ASSETS
Current assets:
Cash and cash equivalents	$59,173	$90,329
Short-term investments	75,238	80,252
Accounts receivable, net	79,937	75,052
Inventories	30,170	36,926
Deferred income taxes	6,746	24,650
Prepaid expenses and other current assets	23,766	21,521
Total current assets	275,030	328,730

Property and equipment, net	32,781	34,945
Goodwill, intangibles and other assets	224,632	242,409
Total assets	$532,443	$606,084

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$24,630	$22,380
Income taxes payable	664	331
Deferred revenue	38,017	27,020
Accrued liabilities	33,676	35,349
Total current liabilities	96,987	85,080

Income taxes payable, long-term	12,734	15,165
Other non-current liabilities	17,913	11,673
Total liabilities	127,634	111,918

Stockholders' equity:
Preferred stock, $0.001 par value, 5,000 shares authorized; no shares issued or outstanding	—	—
Common stock, $0.001 par value, 150,000 shares authorized; 92,475 and 99,413 shares issued and outstanding at June 27, 2014 and December 31, 2013, respectively	92	99
Additional paid-in capital	2,289,187	2,336,275
Accumulated deficit	(1,884,471)	(1,841,999)
Accumulated other comprehensive loss	1	(209)
Total stockholders' equity	404,809	494,166
Total liabilities and stockholders' equity	$532,443	$606,084

Harmonic Inc.
Condensed Consolidated Statements of Operations
(Unaudited)

	Three months ended		Six months ended
	June 27, 2014	June 28, 2013	June 27, 2014	June 28, 2013
	(in thousands, except per share amounts)
Net revenue	$109,589	$117,128	$217,621	$218,800
Cost of revenue	59,772	59,236	115,492	114,743
Gross profit	49,817	57,892	102,129	104,057
Operating expenses:
Research and development	23,485	25,820	47,373	51,071
Selling, general and administrative	32,979	34,424	66,526	67,693
Amortization of intangibles	1,718	2,010	3,668	4,098
Restructuring and related charges	284	242	433	666
Total operating expenses	58,466	62,496	118,000	123,528
Loss from operations	(8,649)	(4,604)	(15,871)	(19,471)
Interest and other income (expense), net	(60)	(103)	29	(206)
Loss from continuing operations before income taxes	(8,709)	(4,707)	(15,842)	(19,677)
Provision for (benefit from) income taxes	28,353	(1,303)	26,630	(6,770)
Loss from continuing operations	(37,062)	(3,404)	(42,472)	(12,907)
Income (loss) from discontinued operations, net of taxes (including gain on disposal of $14,819, net of taxes, for the six months ended June 28, 2013)	—	(396)	—	15,528
Net income (loss)	$(37,062)	$(3,800)	$(42,472)	$2,621
Basic and diluted net income (loss) per share from:
Continuing operations	$(0.39)	$(0.03)	$(0.44)	$(0.11)
Discontinued operations	$0.00	$0.00	$0.00	$0.14
Net income (loss)	$(0.39)	$(0.03)	$(0.44)	$0.02
Shares used in per share calculation:
Basic and diluted	93,966	109,938	95,899	112,534

Harmonic Inc.
Revenue Information
(Unaudited)

	Three months ended				Six months ended
	June 27, 2014		June 28, 2013		June 27, 2014		June 28, 2013
	(In thousands, except percentages)
Product
Video Products(1)	$57,196	52%	$83,746	72%	$121,214	55%	$148,882	68%
Cable Edge	29,332	27%	13,031	11%	53,574	25%	30,370	14%
Services and Support	23,061	21%	20,351	17%	42,833	20%	39,548	18%
Total	$109,589	100%	$117,128	100%	$217,621	100%	$218,800	100%
Geography
Americas(2)	$60,066	55%	$66,811	57%	$124,952	57%	$117,371	54%
EMEA	31,519	29%	34,618	30%	55,706	26%	67,333	31%
APAC	18,004	16%	15,699	13%	36,963	17%	34,096	15%
Total	$109,589	100%	$117,128	100%	$217,621	100%	$218,800	100%
Market
Service Provider(3)	$75,048	68%	$70,532	60%	$146,558	67%	$133,045	61%
Broadcast and Media	34,541	32%	46,596	40%	71,063	33%	85,755	39%
Total	$109,589	100%	$117,128	100%	$217,621	100%	$218,800	100%

(1) Video Products now include Video Processing and Production and Playout.
(2) Americas now include U.S., Canada and Latin America.
(3) Service Provider now include Cable and Satellite and Telco.
* NOTE : The prior period information has been reclassified to conform to the current period presentation.

The prior six period revenue information can be found by accessing the below link.
http://phx.corporate-ir.net/External.File?item=UGFyZW50SUQ9MjQ0MzQ5fENoaWxkSUQ9LTF8VHlwZT0z&t=1

Harmonic Inc.
Condensed Consolidated Statements of Cash Flows
(Unaudited)

	Six months ended
	June 27, 2014	June 28, 2013
	(In thousands)
Cash flows from operating activities:
Net income (loss)	$(42,472)	$2,621
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization of intangibles	12,866	13,805
Depreciation	8,486	8,140
Stock-based compensation	8,368	8,008
Gain on sale of discontinued operations, net of tax	—	(14,819)
Loss on impairment of fixed assets	—	149
Deferred income taxes	27,407	(9,307)
Provision for excess and obsolete inventories	1,377	2,143
Allowance for doubtful accounts, returns and discounts	600	1,062
Excess tax benefits from stock-based compensation	(304)	—
Other non-cash adjustments, net	847	777
Changes in assets and liabilities:
Accounts receivable	(5,485)	(1,390)
Inventories	5,379	7,167
Prepaid expenses and other assets	(2,424)	3,541
Accounts payable	2,324	(2,929)
Deferred revenue	10,873	3,937
Income taxes payable	562	(877)
Accrued and other liabilities	(1,625)	(2,946)
Net cash provided by operating activities	26,779	19,082
Cash flows from investing activities:
Purchases of investments	(26,599)	(39,117)
Proceeds from sales and maturities of investments	30,846	64,344
Purchases of property and equipment	(6,479)	(8,755)
Proceeds from sale of discontinued operations, net of selling costs	—	43,638
Net cash (used in) provided by investing activities	(2,232)	60,110
Cash flows from financing activities:
Payments for repurchase of common stock	(54,751)	(95,372)
Proceeds from (repurchases of) common stock issued to employees	(1,272)	2,818
Excess tax benefits from stock-based compensation	304	—
Net cash used in financing activities	(55,719)	(92,554)
Effect of exchange rate changes on cash and cash equivalents	16	(105)
Net decrease in cash and cash equivalents	(31,156)	(13,467)
Cash and cash equivalents at beginning of period	90,329	96,670
Cash and cash equivalents at end of period	$59,173	$83,203

Harmonic Inc.
GAAP to Non-GAAP Reconciliations (Unaudited)
(in thousands, except percentages and per share data)

	Three months ended
	June 27, 2014
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income (Loss)
GAAP from continuing operations	$49,817	$58,466	$(8,649)	$(37,062)
Stock-based compensation in cost of revenue	623	—	623	623
Stock-based compensation in research and development	—	(1,269)	1,269	1,269
Stock-based compensation in selling, general and administrative	—	(2,669)	2,669	2,669
Amortization of intangibles	4,482	(1,718)	6,200	6,200
Restructuring and related charges	—	(284)	284	284
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	27,863
Non-GAAP from continuing operations	$54,922	$52,526	$2,396	$1,846
As a % of revenue (GAAP)	45.5%	53.4%	(7.9)%	(33.8)%
As a % of revenue (Non-GAAP)	50.1%	47.9%	2.2%	1.7%

Diluted net income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.39)
Diluted net income per share from continuing operations-Non-GAAP				$0.02
Shares used to compute diluted net income (loss) per share from continuing operations:
GAAP				93,966
Non-GAAP				95,294

	Three months ended
	March 28, 2014
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income (Loss)
GAAP from continuing operations	$52,312	$59,534	$(7,222)	$(5,410)
Stock-based compensation in cost of revenue	516	—	516	516
Stock-based compensation in research and development	—	(1,101)	1,101	1,101
Stock-based compensation in selling, general and administrative	—	(2,190)	2,190	2,190
Amortization of intangibles	4,716	(1,950)	6,666	6,666
Restructuring and related charges	79	(149)	228	228
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(2,471)
Non-GAAP from continuing operations	$57,623	$54,144	$3,479	$2,820
As a % of revenue (GAAP)	48.4%	55.1%	(6.7)%	(5.0)%
As a % of revenue (Non-GAAP)	53.3%	50.1%	3.2%	2.6%
Diluted net income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.06)
Diluted net income per share from continuing operations-Non-GAAP				$0.03
Shares used to compute diluted net income (loss) per share from continuing operations:
GAAP				97,921
Non-GAAP				99,256

	Three months ended
	June 28, 2013
	Gross Profit	Total Operating Expense	Income (Loss) from Operations	Net Income (Loss)
GAAP from continuing operations	$57,892	$62,496	$(4,604)	$(3,404)
Stock-based compensation in cost of revenue	622	—	622	622
Stock-based compensation in research and development	—	(1,121)	1,121	1,121
Stock-based compensation in selling, general and administrative	—	(2,279)	2,279	2,279
Proxy contest consultant expenses in selling, general and administrative	—	(750)	750	750
Amortization of intangibles	4,762	(2,010)	6,772	6,772
Restructuring and related charges	65	(242)	307	307
Discrete tax items and tax effect of non-GAAP adjustments	—	—	—	(2,803)
Non-GAAP from continuing operations	$63,341	$56,094	$7,247	$5,644
As a % of revenue (GAAP)	49.4%	53.4%	(3.9)%	(2.9)%
As a % of revenue (Non-GAAP)	54.1%	47.9%	6.2%	4.8%
Diluted net income (loss) per share from continuing operations:
Diluted net loss per share from continuing operations-GAAP				$(0.03)
Diluted net income per share from continuing operations-Non-GAAP				$0.05
Shares used to compute diluted net income (loss) per share from continuing operations:
GAAP				109,938
Non-GAAP				110,909